                                                                    Exhibit 23.0
                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Cooper Industries, Inc. of our report dated January 23, 1996, included in Appendix A to the Cooper Industries, Inc. Proxy Statement for the 1996 Annual Meeting of Shareholders.

We also consent to the incorporation by reference in the following Registration Statements on Form S-8, Form S-3 or Form S-4 of Cooper Industries, Inc. and in each related Prospectus of our report dated January 23, 1996, with respect to the consolidated financial statements incorporated herein by reference.

Registration
Statement No.                                      Purpose
- -------------                                      -------
No. 2-71732      Form S-8 Registration Statement for Shares issuable pursuant to Substitute Deferred Compensation
                 Agreements in connection with the acquisition of Crouse-Hinds Company

No. 2-33-14542   Form S-8 Registration Statement for Cooper Industries, Inc. 1985 and 1989 Employee Stock Purchase Plans

No. 2-33-19574   Form S-8 Registration Statement for Cooper Industries, Inc. 1986 Stock Option Plan

No. 2-33-29302   Form S-8 Registration Statement for 1989 Director Stock Option Plan

No. 33-13695     Form S-3 Registration Statement for Cameron Iron Works, Inc. 7% Convertible Subordinated Debentures due
                 2012.

No. 33-29301     Form S-4 Registration Statement for 3,000,000 Shares of Cooper Common Stock (Equity Shelf)

No. 33-37875     Form S-3 Registration Statement for Cooper Industries, Inc.
                          Dividend Reinvestment and Stock Purchase Plan

No. 33-57829     Form S-8 Registration Statement for Cooper Industries, Inc. 1986 Stock Option  Plan.

No. 333-00117    Form S-3 Registration Statement for Cooper Industries, Inc. Debt Securities (Debt Shelf.)



                                                           /s/ Ernst & Young LLP


Houston, Texas
March 27, 1996